SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN BLEND EQUITY FUNDS

I.              Evergreen Golden Mid Cap Core Fund (the “Fund”)

                The Fund’s Board of Trustees has approved the liquidation of the Fund, which is expected to take place on or about March 26, 2010 (the “Liquidation Date”).  Effective after the close of business on January 29, 2010, shares of the Fund will no longer be available for purchase by new shareholders.

The Fund may make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate potential Fund-level taxes.  The liquidation will likely result in recognition of gains or losses to shareholders for federal income tax purposes.

December 30, 2009                                                                                                                                 585750 (12/09)